UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5

(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Note

On June 15, 2012, Molson Coors Holdco, Inc. (“Issuer”), a Delaware corporation and a wholly owned subsidiary of Molson Coors Brewing Company (the “Company”), issued a €500,000,000 Zero Coupon Senior Unsecured Convertible Bond due 2013 (the “Convertible Note”) to Starbev L.P., a Jersey limited partnership (the “Seller”). The Convertible Note was guaranteed by the Company, and was issued as part of the consideration paid in respect of the consummation of the transactions described in Item 2.01 below.

The Convertible Note matures on December 31, 2013. The Convertible Note allows the Seller to put the Convertible Note in full, but not in part, to the Issuer at any time during the period beginning on March 14, 2013 and ending on December 19, 2013 (the “Conversion Period”) for the greater of the principal amount of the Convertible Note and the aggregate cash value of 12,894,044 shares of the Company’s Class B Common Stock, as adjusted for certain corporate events of the Company (the “Notional Initial Number of Shares”). The Issuer may, at its election, redeem the Convertible Note in full, but not in part, at par value at any time during the Conversion Period if the aggregate market value of the Notional Initial Number of Shares is greater than 140% of the principal amount of the Convertible Note on any 20 Trading Days (as defined therein) during a period of 30 consecutive Trading Days preceding the Issuer’s delivery of a redemption notice. At maturity, the Issuer will owe to the Seller the greater of the principal amount and the aggregate market value of the Notional Initial Number of Shares as measured using the average volume weighted market price per share in U.S. dollars of the Company’s Class B Common Stock for the five trading days ending on the date prior thereto. Any amount the Issuer then owes to the Seller in excess of the principal amount can, at only the Issuer’s option, be settled in shares of the Company’s Class B Common Stock.

The Convertible Note allows for the principal amount to be reduced in case of certain claims by the Company against the Seller. The Convertible Note contains (i) a cross acceleration provision that will be triggered if the repayment of any indebtedness for borrowed money owing by the Company, the Issuer or any of the Company’s significant subsidiaries (as defined in Regulation S-X of the rules of the U.S. Securities and Exchange Commission) is accelerated by reason of the failure to perform any covenant or agreement applicable to such indebtedness, which acceleration has not been rescinded or annulled, and (ii) a cross default provision that will be triggered if the Company, the Issuer or any of the Company’s significant subsidiaries (as defined in Regulation S-X) defaults in respect of any payment of any indebtedness for borrowed money (following the expiration of any applicable grace period), in each case where the principal amount of such indebtedness exceeds the equivalent in the relevant currency of $50,000,000. In addition, the Convertible Note contains other customary events of default, including for (i) failure to make required payments pursuant to the Convertible Note, (ii) breaches not cured within 90 days of notice thereof and (iii) the occurrence of certain bankruptcy-related events.

The Convertible Note provides that in the case of certain corporate events, the Notional Initial Number of Shares is adjusted under similar terms as the Company’s outstanding 2.5% Convertible Senior Notes due July 30, 2013. In addition, if the principal of the Convertible Note is reduced, the Notional Initial Number of Shares is proportionally reduced.

The foregoing description of the material terms of the Convertible Note is qualified in its entirety by reference to the Convertible Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Registration Rights Agreement

On June 15, 2012, the Issuer, the Company and the Seller entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Issuer shall, if the Issuer elects to settle amounts due under the Convertible Note in shares rather than cash, file a registration statement with respect to such shares within 30 days of a registration request made by the Seller. The fees and expenses related to any such registration shall be paid by the Company. The Company shall use commercially reasonable efforts to keep any such registration statement continuously effective and usable for the resale of any shares of the Company’s Class B Common Stock covered thereby for a period of three (3) years from the date of effectiveness of the registration statement, or until such earlier date as all of the Shares covered by such registration statement have been sold pursuant to such registration statement or otherwise. The Company shall not be required to participate in more than two underwritten offerings under the Registration Rights Agreement, and no more than one in any consecutive 4-month period.

The foregoing description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 15, 2012, Molson Coors Netherlands B.V. (“MC Netherlands”), a private company with limited liability incorporated under the laws of the Netherlands (as assignee of Molson Coors Holdco 2 LLC (formerly known as Molson Coors Holdco – 2 Inc.)) and a wholly owned indirect subsidiary of the Company (the “Purchaser”), completed its previously announced acquisition of all of the share capital of Starbev Holdings S.à r.l. (including its subsidiaries, “Starbev”) from the Seller (the “Transaction”), pursuant to the terms of the Agreement, dated as of April 3, 2012, by and among the Puchaser, the Company and the Seller (as amended, the “SPA”). On June 14, 2012, the SPA was amended in order to transfer certain rights and obligations (including the purchase of all of the share capital of Starbev Holdings S.à r.l.) under the SPA from Molson Coors Holdco 2 LLC to MC Netherlands, and to revise the process for payment to the Seller in respect of certain intercompany obligations.

Pursuant to the terms of the SPA, the total purchase price of the Transaction was approximately €2.65 billion, including the payoff of existing Starbev indebtedness, and was funded by a combination of cash on hand, borrowings under facilities described herein and the issuance of the Convertible Note. The Company guaranteed the obligations of MC Netherlands through the closing of the Transaction, including the payment of the purchase price.

The foregoing description of the material terms of the SPA, as amended, is qualified in its entirety by reference to the SPA (including the amendment thereto), copies of which are attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 3, 2012 and Exhibit 10.4 hereto, each of which is incorporated by reference herein.

A copy of the press release of the Company announcing the completion of the Transaction is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Term Loan Agreement

As disclosed previously, on April 3, 2012, the Company entered into a Term Loan Agreement (the “Term Loan Agreement”) by and among the Company, the Lenders party thereto, and Deutsche Bank AG New York Branch, as Administrative Agent. Pursuant to the Term Loan Agreement, the Company had the ability to designate any wholly owned subsidiary of the Company that is organized under the laws of the Grand Duchy of Luxembourg as an additional borrower of the term loan (the “Additional Borrower”).

In connection with the Term Loan Agreement, the Company, Coors Brewing Company (“CBC”), MC Holding Company LLC (“MC Holding”), CBC Holdco LLC (“CBC Holdco”), CBC Holdco 2 LLC (“CBC Holdco 2”), Newco3, Inc. (“Newco”), Molson Coors International LP (“MCI LP”), Coors International Holdco, ULC (“Coors Holdco”), Molson Canada 2005 (“MC 2005”), Molson Coors Capital Finance ULC, (“MC Capital Finance”), Molson Coors International General, ULC (“International General”) and Molson Coors Callco ULC (“Callco”) entered into a Subsidiary Guarantee Agreement dated April 3, 2012 (the “Term Loan Subsidiary Guarantee Agreement”) pursuant to which (i) CBC, MC Holding, CBC Holdco, CBC Holdco 2, Newco, MCI LP, Coors Holdco, MC 2005, MC Capital Finance, International General and Callco agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and (ii) any direct subsidiary of the Additional Borrower organized under the laws of the Grand Duchy of Luxembourg agreed to guarantee the payment when and as due of the obligations of the Additional Borrower under the Term Loan Agreement, in each case, on the terms and subject to the conditions set forth in the Term Loan Subsidiary Guarantee Agreement.

On June 14, 2012, the Company designated Molson Coors European Finance Company as the Additional Borrower and Molson Coors Lux 1, a direct subsidiary of the Additional Borrower, joined the Term Loan Subsidiary Guarantee Agreement and agreed to guarantee the obligations of the Additional Borrower under the Term Loan Agreement.

On June 15, 2012, the Issuer joined the Term Loan Subsidiary Guarantee Agreement and agreed to guarantee the obligations of the Company under the Term Loan Agreement.

On June 15, 2012, in connection with the completion of the Transaction, the Company borrowed $150,000,000 and the Additional Borrower borrowed approximately EUR119,712,689 to finance the purchase price of the Transaction and pay fees and expenses incurred in connection with the Transaction.

The foregoing description of the material terms of the Term Loan Agreement and the Term Loan Subsidiary Guarantee Agreement is qualified in its entirety by reference to the Term Loan Agreement and the Term Loan Subsidiary Guarantee Agreement, respectively, copies of which are attached as Exhibits 10.1 and 10.2 to the Current Report on Form 8-K filed on April 3, 2012 and incorporated by reference herein.

2012 Revolving Credit Facility

As previously disclosed, on April 3, 2012, the Company entered into a Credit Agreement (as amended, the “Credit Agreement”) by and among the Company, MC 2005, MCI LP, Molson Coors Canada Inc. (“MCCI”) and Molson Coors Brewing Company (UK) Limited (“MCBC UK”), the Lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent. MC 2005, MCI LP, MCCI and MCBC UK are referred to as the “Borrowing Subsidiaries.” Pursuant to the Credit Agreement, the Company guaranteed all obligations of the Borrowing Subsidiaries owing under the Credit Agreement.

The Credit Agreement provides for a four-year revolving credit facility that was originally in the amount of US$300,000,000 but was amended on April 23, 2012 to increase the borrowing limit to US$550,000,000. The obligations under the Credit Agreement are general unsecured obligations of the Company and the Borrowing Subsidiaries. In connection with the Credit Agreement, the Company, CBC, MC Holding, CBC Holdco, CBC Holdco 2, Newco, MCI LP, Coors Holdco, MC 2005, MC Capital Finance, International General, Callco, MCCI, Molson Inc. (“Molson”), MCBC UK, Molson Coors Holdings Limited (“Holdings Limited”) and Golden Acquisition (“Golden”) entered into a Subsidiary Guarantee Agreement dated April 3, 2012 (the “Credit Agreement Subsidiary Guarantee Agreement”) pursuant to which (i) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco, MCI LP MCBC UK, Holdings Limited and Golden agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and each US Borrowing Subsidiary (as defined therein) under the Credit Agreement, (ii) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco, MCI LP, Molson, MCCI, MCBC UK, Holdings Limited and Golden agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each Canadian Borrowing Subsidiary (as defined therein) under the Credit Agreement, and (iii) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco, MCI LP, MCBC UK, Holdings Limited and Golden agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each UK Borrowing Subsidiary (as defined therein) under the Credit Agreement, in each case, on the terms and subject to the conditions set forth in the Credit Agreement Subsidiary Guarantee Agreement.

On June 15, 2012, (i) the Issuer agreed to guarantee the obligations of the Company and each Borrowing Subsidiary under the Credit Agreement and (ii) all conditions required for the Credit Agreement to become effective had been met. No borrowings are currently outstanding under the Credit Agreement.

The foregoing description of the material terms of the Credit Agreement, as amended, and the Credit Agreement Subsidiary Guarantee Agreement is qualified by reference to the Credit Agreement (including the amendment thereto) and the Credit Agreement Subsidiary Guarantee Agreement, respectively, copies of which are attached as (i) Exhibit 10.3 hereto and (ii) Exhibits 10.5 and 10.6 to the Current Report on Form 8-K filed on April 3, 2012, each of which is incorporated by reference herein.

2011 Revolving Credit Facility

On June 15, 2012, the Issuer joined as an additional subsidiary guarantor of all obligations of the Company and the Borrowing Subsidiaries under the Credit Agreement, dated as of April 12, 2011, by and among the Company, MCBC UK, MC 2005, Molson Coors Canada Inc. and MCI LP, the Lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and Issuing Bank, Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent, Bank of Montreal and The Toronto-Dominion Bank as Issuing Bank.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item for the acquired business is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit Number	Description

10.1	€500,000,000 Zero Coupon Senior Unsecured Convertible Bond due 2013

10.2	Registration Rights Agreement, among Molson Coors Brewing Company, Molson Coors Holdco Inc. and Starbev L.P., dated as of June 15, 2012

10.3	Amendment No. 1 (to the April 3, 2012 Credit Agreement), dated as of April 23, 2012, among Molson Coors Brewing Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP as borrowers, the lenders thereto and Deutsche Bank AG New York Branch, in its capacity as Administrative Agent

10.4	Amendment and Novation Agreement (to the Agreement in respect of the purchase of all of the share capital of Starbev Holdings S.à r.l., dated April 3, 2012), dated as of June 14, 2012, by and between Molson Coors Holdco 2 LLC, Molson Coors Netherlands B.V., Molson Coors Brewing Company, Starbev L.P. and the other individuals thereto

99.1	Press Release of Molson Coors Brewing Company, dated June 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2012

MOLSON COORS BREWING COMPANY

/s/ Samuel D. Walker
By:	Samuel D. Walker
Global Chief Legal & People Officer

Exhibit Index

Exhibit Number	Description

10.1	€500,000,000 Zero Coupon Senior Unsecured Convertible Bond due 2013

10.2	Registration Rights Agreement, among Molson Coors Brewing Company, Molson Coors Holdco Inc. and Starbev L.P., dated as of June 15, 2012

10.3	Amendment No. 1 (to the April 3, 2012 Credit Agreement), dated as of April 23, 2012, among Molson Coors Brewing Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP as borrowers, the lenders thereto and Deutsche Bank AG New York Branch, in its capacity as Administrative Agent

10.4	Amendment and Novation Agreement (to the Agreement in respect of the purchase of all of the share capital of Starbev Holdings S.à r.l., dated April 3, 2012), dated as of June 14, 2012, by and between Molson Coors Holdco 2 LLC, Molson Coors Netherlands B.V., Molson Coors Brewing Company, Starbev L.P. and the other individuals thereto

99.1	Press Release of Molson Coors Brewing Company, dated June 18, 2012